EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of August 16, 2002

		Water	Customers/			Estimated Availability &
Rig Name	Design	Depth	Status	Day Rate	Location	Comments

Gulf of Mexico
Jackups
ENSCO 55	F&G 780 MOD II	300	Petroquest	Mid 20's	E. Cameron	Aug. 02
ENSCO 60	Levingston 111-C	300	LLOG Expl.	High 20's	Mustang Island	Nov. 02, market rates
ENSCO 64	MLT 53	350	El Paso	Mid 30's	W. Cameron	Sep. 02
ENSCO 67	MLT 84 Class	400	Hunt Oil	High 20's	Eugene Island	Aug. 02
ENSCO 68	MLT 84 Class	350	Newfield	Low 20's	Main Pass	Aug. 02, next to Nexen, mid 30's, mid Aug. - mid Oct. 02
ENSCO 69	MLT 84 Class	400	Spinnaker	High 20's	Vermilion	Sep. 02
ENSCO 74	MLT S 116-C-Enhanced	360	BP	Mid 50's	Matagorda Island	Oct. 02
ENSCO 75	MLT S 116-C-Super	380	Shell	Mid 70's	S. Timbalier	Dec. 02
ENSCO 81	MLT 116-C	350	Shipyard			Jan. 03
ENSCO 82	MLT 116-C	300	BP	High 20's	W. Cameron	Sep. 02
ENSCO 83	MLT 82 SD-C	250	AEDC	High teens	Vermilion	Oct. 02; Next to Apache starting Sep., low 20's one well, then market rates
ENSCO 84	MLT 82 SD-C	250	Dunhill	High 20's	S. Timbalier	Sep. 02
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Mid 20's	N. Central Gulf	Month to month
ENSCO 87	MLT 116-C	350	Unocal	Low 30's	Eugene Island	Nov. 02, market rates
ENSCO 88	MLT 82 SD-C	250	Transworld	Mid 20's	E. Cameron	Sep. 02
ENSCO 89	MLT 82 SD-C	250	Devon	High 20's	S. Marsh Island	Sep. 02
ENSCO 90	MLT 82 SD-C	250	Shipyard			Nov. 02
ENSCO 93	MLT 82 SD-C	250	ADTI	Low 30's	Vermilion	Sep. 02
ENSCO 95	Hitachi C-250	250	ChevronTexaco	High 20's	S. Timbalier	Well to well
ENSCO 98	MLT 82 SD-C	250	LLOG Expl.	High 20's	Matagorda Island	Nov. 02, market rates
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Mid 20's	Galveston	Month to month
ENSCO 105	KFELS MOD V	360	Shipyard			Oct. 02

Semisubmersible
ENSCO 7500	Semisubmersible	8000	Burlington	Mid 180's	Miss. Canyon	Mar. 04, assigned from Burlington to TotalFinaElf

Platform Rigs
ENSCO 23	2000 HP API		Available			Aug. 02
ENSCO 24	2000 HP API		Available			Aug. 02
ENSCO 25	3000 HP API		ChevronTexaco	Mid 20's	Viosca Knoll	Oct. 02
ENSCO 26	3000 HP API		ExxonMobil	$4,000-$6,000	Alaminos Canyon	Long term standby
ENSCO 29	3000 HP API		W&T Offshore	Mid 20's	Eugene Island	Nov. 02

North Sea
ENSCO 70	Hitachi K1032N	250	Shipyard		Denmark	Two month regulatory inspection starting early Aug. 02, next to DONG, market rates, Oct. 02
ENSCO 71	Hitachi K1032N	225	Maersk	Low 70's	Denmark	Sep. 03, low 60's, Sep. 02 - Sep. 03
ENSCO 72	Hitachi K1025N	225	Conoco	Mid 80's	UK	Sep. 03, market rates
ENSCO 80	MLT-116-CE	225	Available			Next to Conoco, mid Aug. - mid Sep. 02, market rates, then to NAM, mid Sep. - Nov. 02, low 60's
ENSCO 85	MLT-116-C	225	HRL	Low 80's	UK	Sep. 02
ENSCO 92	MLT-116-C	225	Conoco	Mid 80's	UK	Dec. 03, market rates, off contract for two weeks in Sep. 02
ENSCO 100	MLT-150-88	325	En route			Next to Shell in Nigeria, low 70's to low 80's, starting mid Q3-02
ENSCO 101	KFELS MOD V	400	DONG	Mid 80's	Denmark	Subject to market rates; options to Apr. 04

Asia Pacific
ENSCO 50	F&G 780 Mod II	300	ChevronTexaco	Mid 50's	Thailand	Nov. 02
ENSCO 51	F&G 780 Mod II	300	Committed			Currently in shipyard until Q4 02
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Dec. 02
ENSCO 53	F&G 780 Mod II	300	Unocal	Mid 50's	Thailand	Sep. 02
ENSCO 54	F&G 780 Mod II	300	Samedan	Mid 50's	Vietnam	Sep. 02
ENSCO 56	F&G 780 Mod II	300	Apache	High 50's	Australia	Jan. 03
ENSCO 57	F&G 780 Mod II	300	Unocal	Low 50's	Thailand	Jan. 03
ENSCO 94	Hitachi C-250	250	Ras Laffan	Mid 50's	Qatar	Jul. 03
ENSCO 96	Hitachi C-250	250	Occidental Petroleum	High 50's	Qatar	Oct. 02
ENSCO 97	MLT 82-SD-C	250	Maersk	High 40's	Qatar	Aug. 03, rate increase to low 50's, Aug. 02 - Aug. 03
ENSCO 102	KFELS MOD V	400	Committed		Singapore	Next to Malaysia, early Sep. 02 - Feb. 03
ENSCO 104	KFELS MOD V	360	Phillips	Low 100's	Australia	Dec. 03

South America
ENSCO 76	MLT S 116-C-Super	350	BP	Mid 70's	Trinidad	Sep. 04
ENSCO I	Barge Rig		Committed		Lake Maracaibo	Next to TFE in Indonesia, starting Dec. 02, low 40's
ENSCO II	Barge Rig		ChevronTexaco	Mid 40's	Lake Maracaibo	May 04; assigned to Shell
ENSCO III	Barge Rig		Available		Lake Maracaibo
ENSCO XI	Barge Rig		Available		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo